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                                                                                                                         EXHIBIT 4.1




   NUMBER                                                                                                                 SHARES

PRO                                                           PRODIGY

                                                PRODIGY COMMUNICATIONS CORPORATION

COMMON STOCK                                                                                                          COMMON STOCK

                                       INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                                                                                   CUSIP 74283P 10 7

                                                                                                                     SEE REVERSE FOR
                                                                                                                 CERTAIN DEFINITIONS
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THIS CERTIFIES THAT





is the owner of
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                           FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.01 PAR VALUE, OF

PRODIGY COMMUNICATIONS CORPORATION (herein called the "Corporation") transferable upon the books of the Corporation in person or by attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the State of Delaware, and to the Certificate of Incorporation and the By-Laws of the Corporation, each as amended from time to time (copies of which are on file with the Transfer Agent).
        This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
        IN WITNESS WHEREOF, PRODIGY COMMUNICATIONS CORPORATION has caused its facsimile corporate seal and the facsimile signatures of its duly authorized officers to be hereunto affixed.


Dated:

                                                        [SEAL APPEARS HERE]

          /s/ Andrea S. Hirsch                                                                  /s/ Samer F. Salameh
                Secretary                                                                 Chairman and Chief Executive Officer


COUNTERSIGNED AND REGISTERED:
        AMERICAN STOCK TRANSFER & TRUST COMPANY
                (NEW YORK, NY)
                        TRANSFER AGENT AND REGISTRAR

BY

             AUTHORIZED SIGNATURE

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                      PRODIGY COMMUNICATIONS CORPORATION

THE CORPORATION IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS OF STOCK. THE CORPORATION WILL FURNISH TO THE HOLDER UPON REQUEST AND WITHOUT CHARGE THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

 TEN COM -as tenants in common           UNIF GIFT MIN ACT- _____Custodian_____
 TEN ENT -as tenants by the entireties                     (Cust)        (Minor)
 JT TEN  -as joint tenants with right
          of survivorship and not as            under Uniform Gifts to Minors
          tenants in common                     Act__________________
                                                        (State)


    Additional abbreviations may also be used though not in the above list.


        For Value Received,______________ hereby sell, assign and transfer unto

 PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
_________________________________________

_______________________________________________________________________________

_______________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

_________________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.

Dated _________________________


                     ___________________________________________________________
                     NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND
                             WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed:


_______________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND
LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN
AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17Ad-15.